Registration Nos. 33-12381 and 811-5047

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 26	[ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]

Amendment No. 27	[ X ]

TAX-FREE FUND OF COLORADO
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant's Telephone Number)

EDWARD M.W. HINES
Butzel Long, a professional corporation

380 Madison Avenue
New York, New York 10017
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on (April 30, 2010) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(i)
[ ]	on (date) pursuant to paragraph (a)(i)
[ ]	75 days after filing pursuant to paragraph (a)(ii)
[ ]	on (date) pursuant to paragraph (a)(ii) of Rule 485.
[ ]	This post-effective amendment designates a new effective date for a previous post-effective amendment.

Tax-Free Fund of Colorado
380 Madison Avenue, Suite 2300 • New York, New York 10017
800-437-1020 • 212-697-6666

PROSPECTUS

April 30, 2010

Tickers:	Class A – COTFX	Class C – COTCX
	Class I – COTIX	Class Y – COTYX

Tax-Free Fund of Colorado is a mutual fund that seeks to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations that pay interest exempt from Colorado state and regular Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact
the Fund’s Shareholder Servicing Agent:

PNC Global Investment Servicing • 101 Sabin Street • Pawtucket, RI 02860-1427

800-437-1000 toll-free

For general inquiries & yield information
800-437-1020 toll-free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund’s securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary	2

Investment Objective	2

Fees and Expenses of the Fund	2

Shareholder Fees	2

Principal Investment Strategies	3

Principal Risks	3

Fund Performance	5

Management	6

Purchase and Sale of Fund Shares	6

Tax Information	6

Payment to Broker-Dealers and Other Financial Intermediaries	7

Investment of the Fund’s Assets	7

Fund Management	10

Net Asset Value per Share	11
Purchases	12

Redeeming An Investment	14

Alternative Purchase Plans	18

Dividends and Distributions	24

Tax Information	25

Financial Highlights	28

FUND SUMMARY
Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in "Alternative Purchase Plans” on page 18 of the Fund's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 19 of the Prospectus and "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 21 of the Prospectus. No Class I Shares are currently outstanding.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%

Distribution (12b-1) Fee	0.05%	0.75%	0.15%	None

Other Expenses	0.22%	0.46%	0.39%	0.22%

Total Annual Fund Operating Expenses	0.77%	1.71%	1.04%	0.72%

(1)
Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the  third and fourth years after purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A Shares	$475	$636	$811	$1,316
Class C Shares	$274	$539	$928	$1,539
Class I Shares	$106	$331	$574	$1,271
Class Y Shares	$74	$230	$401	$894

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$174	$539	$928	$1,539

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11.73% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in tax-free municipal obligations which pay interest exempt from Colorado state and regular Federal income taxes. We call these “Colorado Obligations.” In general, all or almost all of these obligations are issued by the State of Colorado, its counties and various other local authorities. At least 80% of the Fund’s assets will always consist of Colorado obligations of these issuers. These obligations can be of any maturity, but the Fund’s average portfolio maturity has traditionally been between 6 and 12 years.

At the time of purchase, the Fund’s Colorado Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (“DFIM”).

The Sub-Adviser selects obligations for the Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

The Fund’s assets, being primarily or entirely Colorado issues, are subject to economic and other conditions affecting Colorado. Adverse local events, such as the current downturn in the Colorado economy and continued high unemployment, could affect the value of the Fund’s portfolio. (See “What are the main risk factors and special considerations specifically relating to investment in Colorado Issuers?” in the Fund’s Prospectus.)

There are two types of risk associated with any fixed-income debt securities such as Colorado Obligations: interest rate risk and credit risk.

•
Interest rate risk relates to fluctuations in market value arising from changes in prevailing interest rates. If interest rates rise, the value of debt securities, including Colorado Obligations, will normally decline. If the value of Colorado Obligations held by the Fund declines, the net asset value of your shares in the Fund will also decline. Colorado Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

•	Credit risk relates to the ability of the particular issuers of the Colorado Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

An investment in the Fund is not a deposit in DFIM, any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a particular issuer. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

Loss of money is a risk of investing in the Fund.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS
Class Y Shares
2000 - 2009

12%

10%                   9.50
          8.36        XXXX                                      9.47
8%        XXXX        XXXX                                      XXXX
          XXXX        XXXX                                      XXXX
6%        XXXX        XXXX                                      XXXX
          XXXX  4.59  XXXX  4.37                                XXXX
4%        XXXX  XXXX  XXXX  XXXX                                XXXX
          XXXX  XXXX  XXXX  XXXX  2.73        3.26  3.17        XXXX
2%        XXXX  XXXX  XXXX  XXXX  XXXX        XXXX  XXXX        XXXX
          XXXX  XXXX  XXXX  XXXX  XXXX  1.49  XXXX  XXXX  0.63  XXXX
0%        XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX

          2000  2001  2002  2003  2004  2005  2006  2007  2008  2009

During the period shown in the bar chart, the highest return for a quarter was 4.37% (quarter ended September 30, 2009) and the lowest return for a quarter was –2.39% (quarter ended June 30, 2004).

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	5.06%	2.67%	4.23%
Class C	7.37%	2.55%	3.66%
Class Y	9.47%	3.56%	4.71%
Class Y Returns After Taxes:
On Distributions	9.40%	3.49%	4.63%
On Distributions and Redemption	7.57%	3.55%	4.59%
Barclays Capital Quality Intermediate Municipal Bond Index(1)	7.36%	4.42%	5.30%

(1) This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.

These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans.  The total returns reflect reinvestment of dividends and distributions.

Management

Investment Adviser

Aquila Investment Management LLC

Sub-Adviser

Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management

Portfolio Manager -- Mr. Christopher Johns is a Senior Vice President of DFIM; he has been the Fund’s portfolio manager since its inception in 1987.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C shares either through a financial advisor or directly from the Fund. The minimum initial purchase into the Fund is $1,000, and $50 if an automatic investment program is established. There is no minimum for subsequent investments.

Tax Information

The Fund's distributions of its net exempt interest income from Colorado Obligations are generally exempt from regular Federal and Colorado state income tax. A portion of these distributions, however, may be subject to the Federal alternative minimum tax. It is possible that a portion of the Fund’s dividends will be subject to Federal and Colorado income taxes. There may be distributions of capital gains which will be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Investment of the Fund’s Assets

“Is the Fund right for me?”

The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Colorado State and regular Federal income taxes.

Colorado Obligations

The Fund invests in Colorado Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Colorado income taxes. They include obligations of Colorado issuers and certain non-Colorado issuers, of any maturity.

The obligations of non-Colorado issuers that the Fund can purchase as Colorado Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Colorado income taxes.

Municipal Obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

There are two principal classifications of municipal obligations: “notes” and “bonds.” Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

The various public purposes for which municipal obligations are issued include:

•	obtaining funds for general operating expenses,

•	refunding outstanding obligations,

•	obtaining funds for loans to other public institutions and facilities, and

•	funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

•	tax, revenue or bond anticipation notes,

•	construction loan notes,

•	project notes, which sometimes carry a U.S. government guarantee,

•	municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

•	floating and variable rate demand notes.

[PICTURE PAGE]

RTD Light Rail
Broomfield Park and Rec.
Woodland Park School District
University of Colorado Hospital

TAX-FREE FUND OF COLORADO

Longmont Museum and Cultural Center
Denver Art Museum
Boulder Open Spaces
University of Colorado

The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Colorado. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of March 31, 2010 and together represented approximately 13.26% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

“Explain further how interest rate risk and credit risk may affect the value of the Fund’s investments and their yields.”

Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund’s portfolio. Any such change may have different effects on short-term and long-term Colorado Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund’s objective, preservation of capital, it may also result in a lower level of income.

An additional aspect of credit risk that is related to but distinct from the direct risk of nonpayment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer’s credit, and these may tend to depress the market value of the issuer’s outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Colorado Obligations, the market value of an Colorado Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.

“What are the main risk factors and special considerations specifically relating to investment in Colorado Issuers?”

The following is a discussion of the general factors that might influence the ability of Colorado issuers to repay principal and interest when due on the Colorado Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

There are two principal classifications of municipal bonds: “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s power to levy unlimited general taxes.

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major source of revenue for funding such indebtedness is the ad valorem property tax, which presently is levied and collected solely at the local level, although the state is also authorized to levy such taxes. There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in Colorado without electoral approval.

The downturn in the national economy in 2009 caused severe disruptions in the Colorado economy. Massive amounts of spending and investment vanished with increased unemployment, and reduced incomes to households and businesses. Although the Colorado economy is beginning to rebuild, recovery is likely to be a protracted process. Weak property values, high debt levels and tight credit will likely constrain business expansion. Since May, 2008 the state’s non-farm job base fell 6.6% or 156,000 jobs lost. The unemployment rate peaked in June 2009 at 8.3% and job growth in 2010 is expected to be tepid. The unemployment rate is expected to be high through 2011. Home value declines, while less than in some other parts of the country, have been substantial; it is estimated that about 20% of Colorado homeowners have negative equity in their homes. Foreclosures remain at elevated levels. The number of permits for new homes declined significantly and is expected to be flat during 2010.

Revenues from corporate income taxes, capital gains taxes, and sales-taxes have declined significantly. State and local governments are feeling the effects of the economic downturn.  The state budget faces a significant shortfall over the next 12 months.  Local governments are similarly experiencing shortfalls.

Since 1992, an amendment to the Constitution of the State of Colorado, the TABOR Amendment, has had the effect of limiting the ability of the state and local governments to increase revenues and expenditures, issue debt and enter into other financial obligations and raise taxes. Under the TABOR, state revenues can only increase with inflation and population growth.  In November 2005 Constitutional Referendum C was passed by Colorado voters.  This referendum allows the state to keep revenues in excess of TABOR limits for a period of 5 years.

Colorado’s economy is diversified and the state has become the services center for the Rocky Mountain region. The state’s economy includes agriculture, manufacturing (especially high technology and communications), construction, tourism (ski resorts and national parks) and mining (primarily oil production).

Employment in Colorado is diversified among communications, services, trade, government and manufacturing.

The sensitivity of individual Colorado Obligations to the general and economic factors described above may vary significantly.  Accordingly, it is not possible to predict the effect, if any, that these factors, individually or in the aggregate, may have on any individual Colorado obligation or on the Fund as a whole.  See the SAI for additional information about the Colorado economy.

Fund Management

“How is the Fund managed?”

Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund’s investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (“DFIM”), under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

The Sub-Adviser provides the Fund with local advisory services.

Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser’s expense, providing for pricing of the Fund’s portfolio daily.

During the fiscal year ended December 31, 2009 the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2009.

Information about the Manager and the Sub-Adviser

The Fund’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder of each fund in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. As of March 31, 2010, these funds had aggregate assets of approximately $4.3 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann.  As a result of transactions completed in 2009 no individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC. Performance of the Advisory and Administration Agreement is guaranteed by AMC.

The Sub-Adviser, DFIM, is an independent registered investment adviser that provides a wide range of fixed-income investment management services for non-profit entities, higher education institutions, state governments, school districts, all levels of local government and mutual funds. It has approximately $5.0 billion in assets under management. DFIM has a local office at 1600 Broadway, Denver, Colorado 80202. DFIM is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Mr. Christopher Johns has been the Fund’s portfolio manager since the Fund’s inception in 1987. Mr. Johns is a Senior Vice President of DFIM and was a Vice President of Kirkpatrick Pettis Investment Management, Inc., from 1992 through 2004. From 1984 through 1992, he was a portfolio manager at United Bank of Denver (now Wells Fargo, Denver), which acted as investment adviser to the Fund from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

Mr. Robert Schultz is the Fund’s back-up portfolio manager and research analyst since 2000.  He is Vice President – Public Finance of D.A. Davidson Fixed Income Capital Markets (formerly Kirkpatrick Pettis) since 2000.  From 1999 through 2000, he was Assistant Vice President - Public Finance of U.S. Bancorp Piper Jaffray in Chicago.  He worked at John Nuveen & Company in Chicago from 1990 to 1999.  Mr. Schultz has an MBA from Loyola University (Chicago) and a BS in Finance from Miami University (Ohio).

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Net Asset Value per Share

The net asset value of the shares of each of the Fund’s classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a “business day”), by dividing the value of the Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund’s shares is based on portfolio market value, except that Colorado Obligations maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Purchases

“Are there alternative purchase plans?”

The Fund provides individuals with alternative ways to purchase shares through four separate classes of shares (Classes A, C, I and Y). Although the classes have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of Colorado Obligations. An investor should choose the class that best suits the investor’s circumstances and needs.

“In which states can I buy shares of the Fund?”

An investor who is domiciled in Colorado or in one of the other states listed below can purchase shares of the Fund.  An investor domiciled in states other than those listed should not purchase shares of the Fund.

Also, if an investor is not domiciled in Colorado, dividends from the Fund may be subject to state income taxes of the state in which the investor is domiciled. Therefore, one should consult a tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Colorado • Arizona • California • Florida • Georgia • Hawaii • Indiana • Maryland • Minnesota • Missouri V Nevada • New York • Texas • Virginia • Wyoming

In addition, Class A Shares are available in New Mexico, Washington and Wisconsin.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

• Colorado • California • Florida • Georgia • Hawaii • Indiana • Minnesota • Missouri • Nevada • New York  • Virginia • Wyoming

The Fund and the Distributor may reject any order for the purchase of shares.

“How much money do I need to invest?”

Class A and Class C Shares

Option I

•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

•	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares or Class C Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

Option II

•	$50 or more if an Automatic Investment Program is established.

•	Subsequently, any amount you specify of $50 or more.

•	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Class I and Class Y Shares

Class I or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

“How do I purchase shares?”

You may purchase Class A or Class C Shares:

•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Fund’s Agent, PNC Global Investment Servicing.

Except as provided in the Statement of Additional Information, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is net asset value plus a sales charge for Class A  Shares and net asset value for Class C, I and Y Shares. (See “What price will I pay for the Fund’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

Opening a Class A or Class C Share Account
• Make out a check for the investment amount payable to Tax-Free Fund of Colorado.

• Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

• Send your check and completed New Account Application to your dealer or to the Fund’s Agent, PNC Global Investment Servicing.

Adding to a Class A or Class C Share Account
By Wire	By Check
•   Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of the Fund by wire transfer.
•   Instruct your bank to transfer funds by wire to the following account:
Bank Name: PNC Bank, Philadelphia, PA
ABA Number: 031-0000-53
Account Name: Aquila Group of Funds
Account No.: 85-0242-8425
Further Credit:  Tax-Free Fund of Colorado,
Name of Shareholder and Account Number.

•   Make out a check for the investment amount payable to Tax-Free Fund of Colorado.
•   Fill out the pre-printed stub attached to the Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.
•   Send your check and account information to your dealer or to the Fund’s Agent, PNC Global Investment Servicing.

Unless you indicate otherwise, your investment will be made in Class A Shares.

Opening or Adding to a Class I or Class Y Share Account

An investor may open a Class I or Class Y Share account or make additional investments in Class I or Class Y Shares only through a financial intermediary.

“Can I transfer funds electronically?”

You can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

•	Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

•	Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Fund’s Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days’ written notice to shareholders.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Classes I and Y.

Redeeming An Investment

Redeeming Class A and Class C Shares

You may redeem some or all of your Class A or Class C Shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

•	Class C Shares held for less than 12 months (from the date of purchase); and

•	CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

“How can I redeem my investment in Class A or Class C Shares?”

By mail, send instructions to:	By telephone, call:	By FAX, send instructions to:
PNC Global Investment Servicing Attn: Aquila Group of Funds 101 Sabin Street Pawtucket, RI 02860-1427	800-437-1000 toll-free	508-599-1838

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

You may request expedited redemption for any shares not issued in certificate form in two ways:

1.  By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply:

•	account name(s) and number

•	name of the caller

•	the social security number registered to the account

•	personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.

2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860-1427 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

•	account name(s)

•	account number

•	amount to be redeemed

•	any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund’s records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

Certificate Shares.  Mail to the Fund’s Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Signature_Guarantees.  If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate or non-certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

Your signature may be guaranteed by any:

•	member of a national securities exchange

•	U.S. bank or trust company

•	state-chartered savings bank

•	federally chartered savings and loan association

•	foreign bank having a U.S. correspondent bank; or

•	participant in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

A notary public is not an acceptable signature guarantor.

Non-Certificate Shares.  You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Fund’s Agent, which includes:

•	account name(s)

•	account number

•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed

•	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

•	signature(s) of the registered shareholder(s); and

•	signature guarantee(s), if required, as indicated above after “Certificate Shares.”

“When will I receive the proceeds of my redemption of Class A or Class C Shares?”

Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

Redemption	Method of Payment	Charges

Under $1,000.	Check.	None.
$1,000 or more.	Check, or wired or transferred through the Automated Clearing House to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

“Are there any reinvestment privileges?”

If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Reinvestment will not alter the tax consequences of your original redemption.

“Is there an Automatic Withdrawal Plan?”

You may establish an Automatic Withdrawal Plan if you own or purchase Class A, I or Y shares of the Fund having a net asset value of at least $5,000.  The Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C Shares.

Redeeming Class I and Class Y Shares

You may redeem all or any part of your Class I or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Fund’s Agent.  Financial intermediaries may charge a fee for effecting redemptions.  There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I or Class Y Shares. A redemption may result in a transaction taxable to the redeeming investor.

General

The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the “SEC”) restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Redemption proceeds may be paid in whole or in part by distribution of the Fund’s portfolio securities (“redemption in kind”) in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

Alternative Purchase Plans

“How do the different arrangements for the four classes of shares affect the cost of buying, holding and redeeming shares, and what else should I know about the four classes?”

In this Prospectus the Fund provides you with four ways to invest in the Fund through four separate classes of shares. All classes represent interests in the same portfolio of Colorado Obligations. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.

	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $1 million or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and Service Fees	A distribution fee of 0.05 of 1% is imposed on the average annual net assets represented by the Class A Shares.	There is a level charge for distribution and service fees for six years after the date of purchase at the aggregate annual rate of 1% of the average net assets represented by the Class C Shares.
Other Information	The initial sales charge is waived or reduced in some cases. Larger purchases qualify for lower sales charges.
Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class Y Shares “Institutional Class”	Class I Shares “Financial Intermediary Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and Service Fees	None.	Distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.15 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets.

“What price will I pay for the Fund’s shares?”

Class A Shares Offering Price	Class C, I and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.

An Investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time by the Agent or, where applicable, by the financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly, provided, however, that if a financial intermediary imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, the intermediary will submit orders received after its earlier cutoff time after 4:00 p.m.  Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund’s best interest to do so.

“What are the sales charges for purchases of Class A Shares?”

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

•	an individual;

•	an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

•	a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

•	a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code.

You are entitled to substantial reductions in sales charges based on aggregate holdings of Class A Shares of the Fund and Class A Shares of any of the other funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such Class A Shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of Class A Shares of the Fund and Class A Shares of any of the other funds in the Aquila Group of Funds in accordance with the following table:

I Amount of Purchase and Value of All Class A Shares Held by a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Amount Invested

Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.50%	2.56%

For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

For example:

If you invest $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x .04 = $400)
The value of your account would be equivalent to the amount of your investment less the sales charge. (The initial value of your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the reduced value of your account would be 4.17% (Column III).	($400 / $9,600 = .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)  Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption.

The amount of the CDSC, calculated based on the lesser of net asset value at the time of purchase or at the time of redemption, depends on the value of your holdings of CDSC Class A Shares at the time of redemption, according to the following table:

Value of Holdings	During First Two Years After Purchase	During Third and Fourth Years After Purchase

$1 million and up to $2.5 million	1%	0.50%

Over $2.5 million and up to $5 million	0.50% in year 1 0.25% in year 2	0 0

Over $5 million	0	0

However, it is not the Fund’s intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.

This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, selected broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance, certain family members of, and plans for the benefit of, the foregoing and  plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.  In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

“What are the sales, service and distribution charges for Class C Shares?”

•	No sales charge at time of purchase.

•	Fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C Shares.

•	After six years, Class C Shares automatically convert to Class A Shares, which bear a lower distribution fee and no service fee.

The Fund will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in the Fund’s Class A Shares instead.

Redemption of Class C Shares

•
1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

•	No CDSC applies if Class C Shares are held for 12 months after purchase.

•	Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

•	The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Fund when an account falls below the minimum required size.

Broker/Dealer Compensation - Class C Shares

The Distributor will pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See “Additional Information” below and the SAI for discussions of marketing support payments.

Exchange Privilege

Generally, you can exchange shares of any class of this Fund into the tax-free municipal bond funds, the high-income corporate bond fund and the equity fund (together with the Fund, the “Bond or Equity Funds”) and money-market funds (the “Money-Market Funds”) in the Aquila Group of Funds (collectively, the “Aquila Funds”) for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. The exchange privilege is also available to Class I or Class Y Shares to the extent that other Aquila Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class I and Class Y Shares must be made through the investor’s financial intermediary.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

Frequent Trading

As stated above, the Fund and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Board of Trustees of the Fund has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Fund’s policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

“What about confirmations and share certificates?”

A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of the Fund. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of shares through them. The Fund will not issue certificates for Class C, Class I or Class Y Shares.

“Is there a Distribution Plan or a Services Plan?”

The Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 in order to:

(i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Manager or Sub-Adviser to make payment for distribution expenses out of its own funds; and

(iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, the Fund makes payments with respect to Class A, Class C and Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed 0.15 of 1% (currently up to 0.05 of 1%) for Class A Shares, 0.75 of 1% for Class C Shares, and 0.25 of 1% (currently up to 0.15 of 1%) for Class I Shares of the average annual net assets represented by each such class.  Payments with respect to each class are made only out of the Fund’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

Whenever the Fund makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from 0.50 of 1% to 0.40 of 1% of the Fund’s average annual net assets.

Shareholder Services Plan for Class C Shares and Class I Shares

The Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. The Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund’s assets represented by the shares of the applicable class.

Service fees with respect to Class C Shares will be paid to the Distributor.

Additional Information

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Fund) to certain broker/dealers and other financial intermediaries (“financial advisors”) in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services.  For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing the Fund with “shelf space.”  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Fund over other investment options.  To obtain more information on how additional compensation may have influenced your advisor’s recommendation of the Fund ask your financial advisor.  For more information, please see the Fund’s SAI.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Fund generally permits “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.)

Dividends and Distributions

“How are dividends and distributions determined?”

The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund’s income varies, so will the Fund’s dividends. There is no fixed dividend rate. It is expected that most of the Fund’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1.	the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a financial intermediary; or

2.	the third business day after the day the net asset value of the redeemed shares was determined.

The Fund’s present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

“How are dividends and distributions paid?”

Class A and Class C Shares

Dividends and distributions on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Fund.

If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as “exempt-interest dividends.”

The Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send the Agent written instructions as described above.

Class I and Class Y Shares

All arrangements for the payment of dividends and distributions with respect to Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following (together with the discussion in the Statement of Additional Information under “Additional Tax Information”) summarizes certain Federal income tax considerations generally affecting the Fund and its shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. Federal income taxation that might be relevant to beneficial owners of shares of the Fund. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any State, foreign country, or other taxing jurisdiction. The discussion here and in the Statement of Additional Information is not intended as a substitute for careful tax planning.

Distributions

Net investment income includes income from Colorado Obligations in the portfolio that the Fund allocates as “exempt-interest dividends.” Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its fiscal year. It will normally make this designation for dividends paid in any fiscal year in the first month following the end of such fiscal year.

It is possible that a portion of the distributions paid by the Fund in excess of its net tax-exempt income will be subject to Federal and Colorado income taxes.

During the last calendar year, the Fund’s dividends consisted of the following (no Class I Shares were outstanding):

Calendar Year 12/31/09

	Exempt-Interest Dividends	Capital Gains Dividends	Ordinary Income Dividends

Class A Shares	98.94%	0.00%	1.06%
Class C Shares	98.94%	0.00%	1.06%
Class Y Shares	98.94%	0.00%	1.06%

Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year.  Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December.  If net capital losses are realized in any fiscal year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders.  Exempt-interest dividends derived from net income earned by the Fund on Colorado Obligations will generally be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in “exempt-interest dividends.”  Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.  Exempt-interest dividends are generally taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

Colorado Obligations acquired by the Fund after April 30, 1993 for less than face or redemption value and subsequently disposed of at a gain will result in “market discount” gain up to the face or redemption value, which will be ordinary income attributable to such market discount. Those gains will be taxable to you as ordinary income, if distributed. Alternatively, the Fund could elect to accrue such market discount as ordinary income during the period it holds such Colorado Obligations.

If the Fund acquires Colorado Obligations at a premium over the principal amount, the Fund must amortize the premium over the remaining period to maturity using the earliest call date on a yield to maturity basis.  The bond premium amortization will reduce the basis in determining the tax consequences on a subsequent disposition.  Bond premium amortization reduces the amount of exempt-interest dividends that may be designated by the Fund and could result in taxable ordinary dividend income and/or return of capital and a reduction in basis of shares.

Capital gains dividends (net long-term gains over net short-term losses (which generally may exclude post-October 31 capital losses for this purpose)) which the Fund distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year.  This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund which are not offset by capital gains are not distributed but are carried forward by the Fund to offset gains in later fiscal years and reduce future capital gains dividends and amounts taxed to shareholders.

The Fund’s gains or losses on sales of Colorado Obligations will generally be deemed long- or short-term depending upon the length of time the Fund holds these obligations.

You will receive information on the tax status of the Fund’s dividends and distributions annually.

Special Tax Matters

Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

If you, or someone related to you, is a “substantial user” of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

Interest from all Colorado Obligations is tax-exempt for purposes of computing the shareholder’s regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax (“AMT”). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Colorado Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

Colorado Taxes

Under the Colorado tax statutes, distributions of interest income made by the Fund from Colorado Obligations are generally treated in the same manner as they are treated for Federal income tax purposes  for purposes of the Colorado income tax imposed on individuals, trusts, estates and corporations. Shareholders of the Fund resident in Colorado generally should not be subject to Colorado income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Colorado Obligations.

Other distributions from the Fund, including capital gains dividends, whether short-term or long-term gains distributions, will generally not be exempt from Colorado income tax.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund’s financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request. No Class I Shares were outstanding during the periods shown.

	Class A
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.88	$10.23	$10.32	$10.42	$10.68
Income (loss) from investment operations:
Net investment income	0.40 ††	0.40 ††	0.39 ††	0.39 †	0.39 †
Net gain (loss) on securities (both realized and unrealized)	0.52	(0.34)	(0.07)	(0.07)	(0.23)
Total from investment operations	0.92	0.06	0.32	0.32	0.16
Less distributions:
Dividends from net investment income	(0.41)	(0.41)	(0.41)	(0.42)	(0.42)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.41)	(0.41)	(0.41)	(0.42)	(0.42)
Net asset value, end of period	$10.39	$9.88	$10.23	$10.32	$10.42
Total return (not reflecting sales charge)	9.42%	0.57%	3.21%	3.11%	1.53%
Ratios/supplemental data
Net assets, end of period (in thousands)	$212,551	$182,630	$185,283	$197,926	$218,111
Ratio of expenses to average net assets	0.77%	0.80%	0.80%	0.79%	0.79%
Ratio of net investment income to average net assets	3.94%	3.90%	3.80%	3.76%	3.73%
Portfolio turnover rate	11.73%	24.63%	8.77%	7.48%	10.57%
The expense ratios after giving effect to the expense offset for uninvested cash balances were:
Ratio of expenses to average net assets	0.77%	0.79%	0.79%	0.78%	0.79%
___________________________
†	Per share amounts have been calculated using the monthly average shares method.
††	Per share amounts have been calculated using the daily average shares method.

	Class C					Class Y
	Year Ended December 31,					Year Ended December 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.86	$10.21	$10.30	$10.40	$10.66	$9.90	$10.25	$10.35	$10.44	$10.71
Income (loss) from investment operations:
Net investment income	0.30 ††	0.30 ††	0.29 ††	0.29 †	0.29 †	0.41 ††	0.40 ††	0.40 ††	0.40 †	0.40 †
Net gain (loss) on securities (both realized and unrealized)	0.52	(0.34)	(0.06)	(0.07)	(0.23)	0.51	(0.33)	(0.08)	(0.07)	(0.24)
Total from investment operations	0.82	(0.04)	0.23	0.22	0.06	0.92	0.07	0.32	0.33	0.16
Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.32)	(0.32)	(0.32)	(0.41)	(0.42)	(0.42)	(0.42)	(0.43)
Distributions from capital gains	–	–	–	–	–	–	–	–	–	–
Total distributions	(0.31)	(0.31)	(0.32)	(0.32)	(0.32)	(0.41)	(0.42)	(0.42)	(0.42)	(0.43)
Net asset value, end of period	$10.37	$9.86	$10.21	$10.30	$10.40	$10.41	$9.90	$10.25	$10.35	$10.44
Total return (not reflecting sales charge)	8.40%	(0.39)%	2.24%	2.14%	0.57%	9.47%	0.63%	3.17%	3.26%	1.49%
Ratios/supplemental data
Net assets, end of period (in thousands)	$14,719	$8,189	$10,563	$11,760	$13,003	$23,575	$10,980	$6,027	$5,779	$14,671
Ratio of expenses to average net assets	1.71%	1.75%	1.75%	1.74%	1.74%	0.72%	0.75%	0.75%	0.75%	0.74%
Ratio of net investment income to average net assets	2.95%	2.95%	2.85%	2.81%	2.78%	3.97%	3.96%	3.84%	3.82%	3.77%
Portfolio turnover rate	11.73%	24.63%	8.77%	7.48%	10.57%	11.73%	24.63%	8.77%	7.48%	10.57%
The expense ratios after giving effect to the expense offset for uninvested cash balances were:
Ratio of expenses to average net assets	1.71%	1.74%	1.74%	1.73%	1.74%	0.72%	0.74%	0.73%	0.74%	0.74%
___________________________
†	Per share amounts have been calculated using the monthly average shares method.
††	Per share amounts have been calculated using the daily average shares method.

Founders
Lacy B. Herrmann, Chairman Emeritus
Aquila Management Corporation

Manager
Aquila Investment Management LLC
380 Madison Avenue, Suite 2300 • New York, New York 10017

Investment Sub-Adviser
Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management
1600 Broadway • Denver Colorado 80202

Board of Trustees
Anne J. Mills, Chair
Tucker Hart Adams
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Diana P. Herrmann
Lyle W. Hillyard
John C. Lucking

Officers
Diana P. Herrmann, President
Maryann Bruce, Senior Vice President
Alan R. Stockman, Senior Vice President
Robert S. Driessen, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M.W. Hines, Secretary

Distributor
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300 • New York, New York 10017

Transfer and Shareholder Servicing Agent

PNC Global Investment Servicing
101 Sabin Street
Pawtucket, Rhode Island 02860

Custodian

JPMorgan Chase Bank, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400 • Philadelphia, Pennsylvania 19103

Counsel
Butzel Long, a professional corporation
380 Madison Avenue • New York, New York 10017

This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the “SAI”) has been filed with the Securities and Exchange Commission.  The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus.  Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

You can get additional information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You can get the SAI and the Fund’s annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll-free) or by visiting the Fund’s website at www.aquilafunds.com.

In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-5047.

TAX-FREE FUND
OF COLORADO

A tax-free
income investment

Aquila Group of Funds

PROSPECTUS

To make shareholder account inquiries, call
the Fund’s Shareholder Servicing Agent at:
800-437-1000 toll-free
or you can write to
PNC Global Investment Servicing
101 Sabin Street
Pawtucket, RI 02860-1427

	Ticker Symbol	CUSIP #

Class A Shares	COTFX	876933102
Class C Shares	COTCX	876933201
Class I Shares	COTIX	876933409
Class Y Shares	COTYX	876933300

This Prospectus should be read and retained for future reference

Tax-Free Fund of Colorado
380 Madison Avenue Suite 2300
New York, NY 10017
800-437-1020
212-697-6666

Statement of Additional Information	April 30, 2010

This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Fund dated April 30, 2010. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from the Fund’s Distributor, Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300, New York, NY 10017
800-437-1020  toll-free
or 212-697-6666

Financial Statements

The financial statements for the Fund for the year ended December 31, 2009, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling the toll-free number listed above. The Annual Report will be delivered with the SAI.

TABLE OF CONTENTS

Fund History	2
Investment Strategies and Risks	2
Fund Policies	8
Management of the Fund	10
Ownership of Securities	21
Investment Advisory and Other Services	22
Brokerage Allocation and Other Practices	35
Capital Stock	35
Purchase, Redemption, and Pricing of Shares	37
Additional Tax Information	47
Underwriters	48
Appendix A	49

Tax-Free Fund of Colorado

Statement of Additional Information

Fund History

The Fund is a Massachusetts business trust formed in 1987.  It is an open-end, non-diversified management investment company.

Investment Strategies and Risks

Ratings

The ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Colorado Obligations which the Fund may purchase.

The table below gives information as to the percentage of Fund net assets invested as of December 31, 2009 in Colorado Obligations in the various rating categories:

Highest rating (1)	30.7%
Second highest rating (2)	35.0%
Third highest rating (3)	28.7%
Fourth highest rating (4)	4.2%
Not rated	1.4%
100.0%

(1)         Aaa of Moody’s or AAA of S&P or Fitch.*
(2)         Aa of Moody’s or AA of S&P or Fitch.
(3)         A of Moody’s, S&P or Fitch.
(4)         Baa of Moody’s or BBB of S&P or Fitch.

*	Also includes pre-refunded Colorado Obligations, which are bonds for which U.S. Government Obligations have been placed in escrow to retire such Obligations at their earliest call date.

Additional Information About the Colorado Economy

The Colorado economy enters 2010 with slowly improving economic conditions. Colorado continues to fare better relative to the rest of the country, but is not without its own unique challenges. Even though the state is seeing improving conditions in personal income, employment growth remains weak. The recession was late to hit Colorado and it is yet to be determined whether the State will lead or lag the national recovery.

The following summary presents the OSPB forecast of the Colorado economic and demographic indices including: employment, wages and income, retail trade, non-residential and residential construction activity, retail trade, inflation, and population.

Employment

The employment situation at both the national and State level continues to be the largest economic concern as the nation begins its slow recovery out the recession. While this OSPB forecast projects consistent month-to-month job growth to return to Colorado for the second half of 2010, Colorado’s nonagricultural employment is still anticipated to decreased at an annual rate of 1.3 percent in 2010.

The unemployment rate in Colorado is forecast at 7.8 percent for 2010. That is up from 7.3 percent for 2009; however this 2010 projection is nearly two percentage points below the forecasted national rate. Slowly improving labor market conditions will keep the forecasted Colorado unemployment rate above 6.0 percent through 2013.

Wages and Income

Colorado personal income has shown improvements since the second quarter of 2009. After nine straight months of contraction, personal income began to grow in June 2009, and continued throughout the third quarter of 2009. Personal income consists of private and government wage and salary income, proprietors’ income, government transfer receipts, and interest and dividend income earned on assets.

Colorado personal income is forecast to increase by 3.5 percent in 2010. This is in line with stronger forecast growth at the national level. The wage and salary component of personal income, which comprises 55 percent of the total, is forecast to grow at 3.2 percent in 2010.

Personal income is closely linked to employment growth in Colorado. As the employment situation improves and Colorado begins to experience consistent job growth, personal income should benefit.

Retail Trade

The effects of the recession have had a negative effect on retail trade in the State. 2009 saw a decrease of 11.5 percent in retail trade activity. Weak labor market conditions, reductions in personal income, and an overall decrease in consumer confidence have played a large part in the precipitous drop. The forecast for 2010 has retail trade recovery at a slow pace of 3.6 percent. The modest increase is in large part due to the slow recovery in state-wide employment.

Construction

Colorado nonresidential construction activity was hit hard by the recession. Colorado experienced back to back contractions in nonresidential construction of 12.5 percent and 22.4 percent during 2008 and 2009. Conditions are mixed for Colorado moving forward. Historically low interest rates bode well for new capital construction projects, but the difficulty in obtaining financing could be an overarching constraint. The continued impact of the American Recovery and Reinvestment Act in Colorado may add to growth in the coming years through various statewide construction projects.

Residential housing permits in Colorado ended down 50.5 percent in 2009. The OSPB forecast for 2010 is an increase of 37.2 percent in permits. This increase comes from a historically low base. The federal first-time homebuyer credit program has been extended through the first half of the current year which is anticipated to help support the stronger growth forecasted in 2010.

Metropolitan Home Price Values

Colorado home prices have fared better than the national average throughout the recession. Yearover-year percentage gains in Denver home prices were realized in both November and December of 2009. This was only the second time in three years local median home prices posted year-over-year gains. The year-over-year gain in December put Denver in a list of only five other cities in the twenty-city S&P/Case-Shiller index that posted gains. Month-to-month changes still show declining prices, albeit at a decreasing rate.

Inflation

The U.S. consumer price index (CPI) is a measure of the average change in prices over time. The index represents spending behavior for urban consumers and wage earners who represent roughly 87 percent of the total U.S. population. The index is a basket of “representative” goods and services such as food, housing, medical care, transportation and education among others. The percentage change in the CPI, period-to-period, is the inflation rate. The Denver-Boulder-Greeley CPI is measured by the Bureau of Labor Statistics at a bi-annual frequency.

As is the case at the national level, inflation expectations in Colorado are quite moderate in the near term. 2009 realized an annual deflation rate of 0.7 percent in Colorado. Sluggish employment growth and weak personal consumption should hold inflation below historical averages in 2010. This OSPB forecast projects 1.5 percent annual inflation in Colorado during 2010, and rates of 2.1 percent in 2011 and 2.5 percent thereafter.

Population and Migration

Population in Colorado is forecast to grow by 1.7 percent in 2010. This is unchanged from the December 2009 forecast. The population growth rate has remained steady over the past five years and is forecast to remain near 1.7 percent through 2013.

Population migration into Colorado was revised up to 48,400 for 2009. The 2010 forecast shows migration of 44,800, as Colorado has received much attention throughout the recession for being a job creation leader.

Risks to the Forecast

Although the national recession has yet to officially be declared over, most economists believe it ended sometime during the third quarter of 2009. Colorado entered the recession later than most states and it has yet to be determined whether it will lead or lag the national recovery. The high level of unemployment, both at the national and State level, continues to be the focus of a solid recovery. A continuation of slow job growth in 2010 will constrain other state economic variables such as personal consumption and construction activity and is considered the largest risk for a rapid return to robust economic growth in Colorado.

_____________________

Municipal Bonds

The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by those bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of those bonds. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of a facility” financed from the proceeds of industrial development or private activity bonds.

As indicated in the Prospectus, there are certain Colorado Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Colorado Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Colorado issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Fund.

When-Issued and Delayed Delivery Obligations

The Fund may buy Colorado Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Colorado Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Colorado Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Colorado Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Colorado Obligations.

Determination of the Marketability of Certain Securities

In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the Sub-Adviser’s opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

Although the Fund does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal security indices (“Municipal Security Index Futures”) and to U.S. Government securities (“U.S. Government Securities Futures,” together referred to as “Futures”), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Fund were to use them.

Unlike when the Fund purchases or sells a Colorado Obligation, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant (“broker”) an amount of cash or Colorado Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.

There are, as of the date of this Statement of Additional Information, U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

Call Options on Futures Contracts. The Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.

The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities, which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund’s Colorado Obligations is that the Sub-Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Colorado Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Colorado Obligations being hedged. If the price of the Future or option moves less than the price of the Colorado Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Colorado Obligations being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the Colorado Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Colorado Obligations, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Colorado Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Colorado Obligations being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Colorado Obligations being hedged if the historical volatility of the prices of the Colorado Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Colorado Obligations held in the Fund’s portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.

Where Futures or options are purchased to hedge against a possible increase in the price of Colorado Obligations before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the Colorado Obligations at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the Colorado Obligations which it had anticipated purchasing.

The particular municipal securities comprising the index  underlying Municipal Security Index Futures will vary from the bonds held by the Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.

Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

The Fund will, due to requirements under the Investment Company Act of 1940 (the “1940 Act”), deposit in a segregated account Colorado Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

The Fund must operate as to its long and short positions in Futures in conformity with restrictions it has committed to pursuant to a rule (the “CFTC Rule”) adopted by the Commodity Futures Trading Commission (“CFTC”) under the Commodity Exchange Act (the “CEA”) to be eligible for the exclusion provided by the CFTC Rule from qualification as a “commodity pool operator” (as defined under the CEA). Under these restrictions the Fund will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Fund also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Fund’s long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the “underlying commodity value” (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant.  (There is described above the segregated account which the Fund must maintain as to its Futures and options activities due to requirements other than those described in this paragraph; the Fund will, as to long positions, be required to abide by the more restrictive of the two requirements.) The “underlying commodity value” of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

The “sale” of a Future means the acquisition by the Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a “short” Futures position. The “purchase” of a Future means the acquisition by the Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a “long” futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

Fund Policies

Investment Restrictions

The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a “majority,” as defined in the 1940 Act, of the Fund’s outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a “majority” of the Fund’s outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1.           The Fund invests only in certain limited securities.

The Fund cannot buy any securities other than Colorado Obligations (discussed under “Investment of the Fund’s Assets” in the Prospectus and in “Investment Strategies and Risks” in the SAI), Municipal Security Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Fund cannot buy any voting securities, any commodities or commodity contracts other than Municipal Security Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund, its Adviser or Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.

The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2.           The Fund does not buy for control.

The Fund cannot invest for the purpose of exercising control or management of other companies.

3.           The Fund does not sell securities it does not own or borrow from brokers to buy securities.

Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4.           The Fund is not an underwriter.

The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5.           The Fund has industry investment requirements.

The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6.           The Fund cannot make loans.

The Fund can buy those Colorado Obligations which it is permitted to buy; this is investing, not making a loan. The Fund cannot lend its portfolio securities.

7.           The Fund can borrow only in limited amounts for special purposes.

The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Fund’s income.

Except in connection with borrowings, the Fund will not issue senior securities.

The Fund will not purchase any Colorado Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

8.           The Fund’s investment in obligations subject to the Federal alternative minimum tax is limited.

As a fundamental policy, at least 80% of the Fund’s net assets will be invested in Colorado Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the turnover rate could be substantially higher or lower in any particular period.

Management of the Fund

The Board of Trustees

The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund’s operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under the Fund’s Distribution Plan and Shareholder Services Plan.

The Fund has an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Fund. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund’s internal accounting procedures and controls.  The Audit Committee had three meetings during the last fiscal year.

The Fund has a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee held one meeting during the last fiscal year.  The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017.

Trustees and Officers

The following material includes information about each Trustee, officer and Trustee Emeritus of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.

Name, Address(1) and Date of Birth	Positions Held with Fund, Length of Service(2) and Qualifications for Serving as Trustee(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years (The position held is a directorship unless indicated otherwise.)

Interested Trustee (4)
Diana P. Herrmann New York, NY (02/25/58)	Trustee since 2000 and President since 1999 More than 20 years of experience in mutual fund management
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009)

Non-interested Trustees

Anne J. Mills Castle Rock, CO (12/23/38)	Chair of the Board of Trustees since 2005 and Trustee since 1987 Knowledgeable about operation and governance of mutual funds	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2008; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None

Tucker Hart Adams Colorado Springs, CO (01/11/38)	Trustee since 1989 Experienced economist with extensive knowledge of the Rocky Mountain region	President, The Adams Group, an economic consulting firm, since 1989; formerly Chief Economist, United Banks of Colorado; currently or formerly active with numerous professional and community organizations.	4
Advisory board, Griffis/Blessings, Inc. (commercial property development and management); advisory board, Kachi Partners (middle market buyouts);  Trustee, Colorado Health Facilities Authority; formerly Director, Touch America, Colorado Health Facilities Authority and Mortgage Analysis Computer Corp.

Ernest Calderón Phoenix, AZ (10/24/57)	Trustee since 2009 Lawyer, active in public affairs in the region	Founder, Calderón Law Offices, since 2004; Equity Partner, Jennings, Strouss & Salmon, PLC, 1993-2004; member, Arizona Board of Regents since 2003 and member of Governor Janice Brewer’s Transition Team since 2009; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	3	None

Thomas A. Christopher Danville, KY (12/19/47)	Trustee since 2004 Experienced trustee of mutual funds, knowledgeable about financial and local matters	Vice President of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President, A Good Place for Fun, Inc., a sports facility, since 1987; Director, Sunrise Children’s Services Inc. (2010); currently or formerly active with various professional and community organizations.	5	None

Gary C. Cornia Orem, UT (06/24/48)	Trustee since 2000 Experienced educator in business and finance	Dean, Marriott School of Management, Brigham Young University, since 2008; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Professor, Marriott School of Management, 1980-present; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	5	Lincoln Institute of Land Policy, Cambridge, MA

Grady Gammage, Jr. Phoenix, AZ (10/01/51)	Trustee since 2009 Lawyer and active in public affairs in the region	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; active with Maricopa Partnership for Arts & Culture; Public Architecture; Arizona Historical Foundation.	4	None

Lyle W. Hillyard Logan, UT (09/25/40)	Trustee since 2006 Lawyer, experienced legislator in region	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	3	None

John C. Lucking Phoenix, AZ (05/20/43)	Trustee since 2000 Experienced economist in the region	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	3	Formerly Director, Sanu Resources

Other Individuals Trustees Emeritus (6)

Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2005; Chairman of the Board of Trustees, 1987-2004
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or  trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

			N/A	N/A

J. William Weeks Palm Beach, FL (06/22/27)	Trustee Emeritus since 2006
Retired; limited partner in real estate partnerships Alex, Brown & Sons No. 1 and 2; formerly Senior Vice President or Vice President of the Aquila Municipal Bond Funds; and Vice President of the Distributor.

			N/A	N/A
Officers

Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Executive Vice President and Chief Operating Officer of the Manager and the Manager’s parent since 2008; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila Money-Market Funds, 1988-2003.

			N/A	N/A

Maryann Bruce Cornelius, NC (04/01/60)	Senior Vice President since 2009
President, Aquila Distributors, Inc., since 2008; Senior Vice President of each of the equity and bond funds in the Aquila Group of Funds since 2009; Executive Managing Director, Evergreen Investments, 2004-2007, President, Evergreen Investment Services, Inc., 1999-2007; President and CEO, Allstate Financial Distributors, Inc., 1998-1999; Senior Vice President and Director Financial Institution Division, OppenheimerFunds, Inc., 1990-1998, Regional Vice President, 1987-1990; Vice President and Mutual Fund Marketing Manager, J.C. Bradford & Company, 1982-1987.
			N/A	N/A

Alan R. Stockman Glendale, AZ (07/31/54)	Senior Vice President since 2009
Senior Vice President, Tax-Free Fund of Colorado, since 2009; Senior Vice President, Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Rocky Mountain Equity Fund since 1999; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

			N/A	N/A

Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since December 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999- 2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, U.S. Securities and Exchange Commission, 1972-1993.
			N/A	N/A

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.	N/A	N/A

Edward M. W. Hines New York, NY (12/16/39)	Secretary since 1987
Of Counsel to Butzel Long, a professional corporation, counsel to the Fund, since 2010 and previously Shareholder since 2007; Partner of Hollyer Brady Barrett & Hines LLP, its predecessor as counsel, 1989-2007; Secretary of each fund in the Aquila Group of Funds.

			N/A	N/A

John M. Herndon New York, NY (12/17/39)	Assistant Secretary since 1995
Assistant Secretary of each fund in the Aquila Group of Funds since 1995 and Vice President of the three Aquila Money-Market Funds since 1990; Vice President of the Manager or its predecessor and current parent since 1990.

			N/A	N/A

Yolonda S. Reynolds New York, NY (04/23/60)	Assistant Treasurer since 2010	Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIIA-CREF, 2007; Sr. Fund Accountant, JP Morgan Chase, 2003-2006.	N/A	N/A

Lori A. Vindigni New York, NY (11/02/66)	Assistant Treasurer since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

			N/A	N/A

(1)	The mailing address of each Trustee and officer is c/o Tax-Free Fund of Colorado, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2)	Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3)	These are the qualifications, attributes or skills on which it was concluded that service as Trustee is appropriate.

(4)
Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(5)
In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the “Aquila Money-Market Funds”; Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the “Aquila Municipal Bond Funds”; Aquila Rocky Mountain Equity Fund is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the “Aquila Group of Funds.”

(6)	A Trustee Emeritus may attend Board meetings but has no voting power.

Securities Holdings of the Trustees
(as of 12/31/09)

Name of Trustee	Dollar Range of Ownership in Tax-Free Fund of Colorado (1)	Aggregate Dollar Range of Ownership in the Aquila Group of Funds (1)

Interested Trustee

Diana P. Herrmann	C	E

Non-interested Trustees

Anne J. Mills	D	D

Tucker H. Adams	B	C

Ernest Calderón	C	C

Thomas A. Christopher	C	E

Gary C. Cornia	D	E

Grady Gammage, Jr.	C	E

Lyle W. Hillyard	C	D

John C. Lucking	C	D

(1)
A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

Trustee Compensation

The Fund does not currently pay fees to any of the Fund’s officers or to Trustees affiliated with the Manager or the Sub-Adviser, Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management.  For its fiscal year ended December 31, 2009, the Fund paid a total of $105,810 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

The Fund is one of the twelve funds in the Aquila Group of Funds, which consists of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Fund and the compensation they received during the Fund’s fiscal year from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

Name	Compensation from the Fund	Compensation from all funds in the Aquila Group of Funds	Number of boards on which the Trustee serves

Anne J. Mills	$17,950	$77,155	5

Tucker H. Adams	$10,700	$50,109	4

Ernest Calderón	$5,200	$22,300	3

Thomas A. Christopher	$14,518	$85,386	5

Gary C. Cornia	$10,700	$68,234	5

Grady Gammage, Jr.	$5,200	$36,800	4

Lyle W. Hillyard	$10,200	$24,109	3

John C. Lucking	$10,200	$38,500	3

Class A Shares may be purchased without a sales charge by the Fund’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

Ownership of Securities

On April 5, 2010, the following persons held 5% or more of any class of the Fund’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of the holder of record	Number of shares	Percent of class

Institutional 5% shareholders

Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	1,090,998 Class A Shares 199,314 Class C Shares 222,708 Class Y Shares	5.25% 10.69% 6.03%

Prudential Investment Mgts Service FBO Mutual Fund Clients 100 Mulberry Street Newark, NJ	1,161,831 Class Y Shares	31.44%

NFS LLC FEBO Alpine Trust & Asset Management 225 N. Fifth Street Grand Junction, CO	838,331 Class Y Shares	22.69%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA	337,685 Class Y Shares	9.14%

Additional 5% shareholders

The Fund’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares.

Investment Advisory and Other Services

Additional Information About the Manager, the Sub-Adviser and the Distributor

Management Fees

During the fiscal years listed, the Fund incurred management fees (investment advisory fees) as follows:

2009	$1,134,344

2008	$1,020,555

2007	$1,031,818

The management fee is treated as a Fund expense and, as such, is allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund’s Distributor. The Distributor currently handles the distribution of the shares of twelve funds (three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family, and the balance by Aquila Management Corporation.

The Advisory and Administration Agreement

The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

(i)           supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii)           determine what securities shall be purchased or sold by the Fund;

(iii)           arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

(iv)           at its expense provide for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;

(iii) either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund’s portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

(iv) maintain the Fund’s books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(v) prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and

(vi) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.

The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its  shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% from current fees of 0.50 of 1% of such net asset value.

The Sub-Advisory Agreement

The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the  Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”

The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.

Additional Information About the Portfolio Managers

The Fund’s portfolio manager is Mr. Christopher B. Johns. He manages only the Fund, no other investment companies, no pooled investment vehicles and no other separate accounts. There are accordingly no conflicts of interest between the Fund and other accounts. His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser. Mr. Johns owns securities of the Fund in the range of $50,000 to $100,000.

The Fund’s backup portfolio manager is Mr. Robert Schultz. Mr. Schultz receives a fixed salary and is not eligible for any bonus, deferred compensation or retirement plan. His compensation is not performance-based. He is also employed as Vice President-Public Finance of D.A. Davidson Fixed Income Capital Markets (formerly Kirkpatrick Pettis). Mr. Schultz does not work with any other funds, investment companies, pooled investment vehicles or separate accounts. There are accordingly no conflicts of interest between the Fund and other accounts. Mr. Schultz does not own any securities of the Fund.

Underwriting Commissions

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
2009	$498,715	$85,690
2008	$307,906	$62,949
2007	$234,204	$46,020

In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:

Amount of Purchase and Value of All Class A Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%
$250,000 but less than $500,000	3.00%	2.50%
$500,000 but less than $1,000,000	2.50%	2.25%

Distribution Plan

The Fund’s Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made  directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), up to 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Front-Payment Class Shares. The Board of Trustees of the Fund has approved payments under this Part of the Distribution Plan at the annual rate of 0.05 of 1% of all of the average annual net assets of the Fund represented by the Front-Payment Shares class of shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a “majority”  (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Shares Class (“Class C Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under  the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year),  a rate fixed from time to time by the Board of Trustees, initially up to 0.15 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part III is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under  the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all  fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any  proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as the Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan

During the fiscal year ended December 31, 2009 payments were made under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III of the Plan.

Payments to Qualified Recipients

During the fiscal year ended December 31, 2009, payments to Qualified Recipients under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

	To Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$99,583	$3,901	$95,682

Part II	$79,442	$16,255	$63,187

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

The Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the “Distributor”), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended December 31, 2009, $26,481 was paid to the Distributor under Part I of the Plan.

Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

As used in Part II of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the “Distributor”), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the fiscal year ended December 31, 2009.

General Provisions

While the Services Plan is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter.  In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not  “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

The Fund, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

The Fund’s Shareholder Servicing Agent (transfer agent) is PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, Rhode Island 02860-1427.

The Fund’s Custodian, JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Fund’s assets.

The Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund’s financial statements.

Brokerage Allocation and Other Practices

During the fiscal years ended December 31, 2009, 2008 and 2007, all of the Fund’s portfolio transactions were principal transactions and no brokerage commissions were paid.

The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund’s securities are contained in the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker/dealers (“dealers”) as shall, in the Sub-Adviser’s judgment, implement the policy of the Fund to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

Capital Stock

The Fund has four classes of shares.

* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of Class A Shares of the Fund or of Class A Shares of any of the other funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% (currently 0.05 of 1%) of the average annual net assets  represented by the Class A Shares.

* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

*Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

*Financial Intermediary Class Shares (“Class I Shares”) are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.15 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets.

The Fund’s four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Colorado Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Fund, except that the Fund’s Board of Trustees may change the name of the Fund.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund’s classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word “Series”). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

The Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

(i)	Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by  the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.

Broker/Dealer Compensation-Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special CDSC upon redemption.

As stated in the Prospectus it is the Fund’s intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as indicated in the following table:

Value of Holdings At the Time of Purchase	CDSC You will Pay on Redemption	Commission Paid to Broker/Dealer

$1 million and up to $2.5 million	1% in years 1 & 2 0.50 of 1% in years 3 &4 None	1% 0.25% in 4 payments over 4 years
Over $2.5 million and up to $5 million	0.50 of 1% in year 1 0.25 of 1% in year 2 0.0 in years 3 & 4 None	0.50% 0.25% in 2 payments over 2 years
Over $5 million	None	0.25%

This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see “Reduced Sales Charges for Certain Purchases of Class A  Shares” below). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for  longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see “Exchange Privilege” below), running of the 48-month holding period for those exchanged shares will be suspended for as long as you hold the money-market fund shares.

Broker/Dealer Compensation-CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price

$1 million but less than $2.5 million	1%

2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus for Class A Shares and Class C Shares when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

Letters of Intent

“Single purchasers” may also qualify for reduced sales  charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, within 90 days prior to the Distributor’s receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

Class A Shares may be purchased without a sales charge by:

*	current and former Trustees and officers of any funds in the Aquila Group of Funds,

*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any  fund in the Aquila Group of Funds and the parents and/or affiliates of such companies,

*	selected broker dealers, their officers and employees and other investment professionals,

*	certain persons connected with firms providing legal, advertising or public relations assistance,

*	certain family members of, and plans for the benefit of, the foregoing; and

*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Investors may exchange securities acceptable to the Manager and Sub-Adviser for shares of the Fund. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund’s portfolio securities are valued each day. Shares of the Fund having an equal net asset as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Fund, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of the Fund.

Such additional compensation is paid out of the Distributor’s (or related company’s) own resources, without additional charge to the Fund or its shareholders.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor may pay additional compensation for services with respect to the Fund and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor’s personnel;

•	participation in the financial advisor’s conferences and meetings;

•	advertising of the Fund’s shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

•	shareholder appreciation events;

•	exhibit space or sponsorships at regional or national events of financial intermediaries;

•	participation in special financial advisor programs;

•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;

•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;

•	inclusion of the Fund and/or the Aquila Group of Funds on preferred or recommended sales lists; and

•	other comparable expenses at the discretion of the Distributor.

The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include A.G. Edwards & Sons Inc., Bank One Securities Corp., Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Legg Mason Wood Walker, Incorporated, Merrill, Lynch, Pierce Fenner & Smith Inc., Morgan Keegan & Company, Inc., Morgan Stanley & Co. Incorporated (including anticipated fixed dollar payments ranging from $25,000 to $29,000 annually), National Financial Services LLC, Pershing LLC, Piper Jaffray Inc., RBC Dain Rauscher Inc., Raymond James Securities, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wachovia Securities, Inc., and Zions Investment Securities Inc.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

You may establish an Automatic Withdrawal Plan if you own or purchase Class A, I or Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares.

Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum  investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

Share certificates will not be issued:

*	for fractional Class A Shares;
*	if you have selected Automatic Investment or Telephone Investment for Class A Shares;
*
if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account; or

*	for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

Shareholders of the Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund, the other tax-free municipal bond funds, the high-income corporate bond fund and the equity fund (together with the Fund, the “Bond or Equity Funds”) and certain money-market funds (the “Money-Market Funds”) in the Aquila Group of Funds. All of the funds have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Aquila Three Peaks High Income Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Money-Market Funds are Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).

Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

The following important information should be noted:

(1)           CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

(2)           Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

(3)           Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days’ written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

800-437-1000 toll-free

Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund’s shares.

An exchange is treated for Federal tax purposes as a redemption and purchase of shares and would result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; should any such loss occur, no representation is made as to its deductibility.

Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund  and Aquila Three Peaks High Income Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the 15th day (or the next business day thereafter) of the month preceding that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to seven weeks less than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

“Transfer on Death” Registration (Not Available for Class I Shares)

Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

Computation of Net Asset Value

The net asset value of the shares of each of the Fund’s classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding. With the approval of the Fund’s Board of Trustees the Fund’s normal practice is that most or all of the Colorado Obligations in the Fund’s portfolio are priced using a reputable pricing service which may employ differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Portfolio securities other than those with a remaining maturity of sixty days or less are valued at the mean between bid and asked quotations, if available, which, for Colorado Obligations, may be obtained from a reputable pricing service which may, in turn, obtain quotations from broker/dealers or banks dealing in Colorado Obligations.  Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees. Securities having a remaining maturity of sixty days or less when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. With the approval of the Fund’s Board of Trustees, the Sub-Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

As described herein and in the Prospectus, there are a number of instances in which the Fund’s Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons (“single purchasers”) for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I and Class Y Shares

The Fund has authorized one or more financial intermediaries or institutions to receive on its behalf purchase and redemption orders for Class I or Class Y Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I Shares on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Class I or Class Y Shares when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value for Class I or Class Y Shares next determined after they are received by the authorized financial intermediary or institution or, if applicable, its authorized designee and accepted by the Fund.

Limitation of Redemptions in Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of the Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.  The Fund also discloses the five largest holdings by market value as of the close of the last business day of each calendar month by posting the same to its web site on the 5th business day of the following calendar month. Such information remains on the web site until the next such posting.

In addition, the Manager may share the Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding the Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund’s Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  All non-public portfolio holdings information is provided pursuant to arrangements as to confidentiality.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund’s shareholders and the Fund’s Manager, Sub-Adviser, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Fund, the Manager and the Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The Fund currently provides holdings information to

1.	Interactive Data Pricing and Reference Data, Inc. (pricing services) on a daily basis with no lag;
2.	Bloomberg, Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15 -day lag;
3.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis; and
4.	Fitch, its financial printer, as soon as practicable following each fiscal quarter-end.

Additional Tax Information

Tax Status of the Fund

During its last fiscal year, the Fund qualified as a “regulated investment company” (“RIC”) under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for Federal income taxes on income and gains distributed by to its shareholders.

The Internal Revenue Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular fiscal year. If the Fund fails to qualify as a RIC, it would be treated for Federal tax purposes as an ordinary corporation. As a consequence, it would be subject to corporate level income tax, receive no tax deduction for income and gains distributed to shareholders and would be unable to pay dividends and distributions which would qualify as “exempt-interest dividends” or “capital gains dividends.”  Additionally, the Fund must meet certain distribution requirements or it will be subject to an excise tax on amounts not properly and timely distributed.  The Fund intends to meet such requirements.

Certain Redemptions or Exchanges

If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then either exchange them for shares of a different mutual fund, or redeem them and subsequently acquire shares in a different mutual fund, in either case without having held the original fund shares at least 91 days, you must reduce the tax basis for the shares redeemed or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder’s having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor’s basis for the fund shares acquired in the exchange or later acquired.

Tax Effects of Redemptions and Exchanges

Normally, when you redeem shares of the Fund, or exchange shares of the Fund for shares issued by other funds sponsored by the Manager, you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption or the net asset value of the shares received in the exchange and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption or exchange, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will generally be long-term if you held the redeemed/exchanged shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less (which holding period may be extended in the event that the risk of holding shares is reduced by holding substantially similar or related property) are redeemed or exchanged and you have a loss, two special rules apply: the loss is generally disallowed by the amount of exempt-interest dividends, if any, which you received on the redeemed/exchanged shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed/exchanged shares.

Tax Effect of Conversion

When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, gain or loss may not be recognized in whole or in part.  In such case, your adjusted tax basis in the Class A Shares you receive upon conversion would then equal your adjusted tax basis in the Class C Shares you held immediately before conversion, and your holding period for the Class A Shares you receive would then include the period you held the converted Class C Shares.

Other Tax Information

This discussion of certain tax matter above is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund, or about the Federal, state, local and foreign tax consequences of your investment in the Fund.

Underwriters

Aquila Distributors, Inc. acts as the Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended December 31, 2009 were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors, Inc.	$85,690	None	None	None(1)

(1)	Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

APPENDIX A

DESCRIPTION OF MUNICIPAL BOND RATINGS

Nationally Recognized Statistical Rating Organizations

At the date of this Statement of Additional Information there are ten organizations registered with the Securities and Exchange Commission (SEC) as Nationally Recognized Statistical Rating Organizations (“NRSROs”) under Section 15E of the Securities Exchange Act of 1934. Not all NRSROs rate securities in which the Fund invests. The names of some important and widely-known NRSROs, brief summaries of their respective rating systems, some of the factors considered by each of them in issuing ratings, and their individual procedures are described below.

Municipal Bond Ratings

Standard & Poor’s.  A Standard & Poor’s municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

AAA	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A
Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Moody’s Investors Service.  A brief description of the applicable Moody’s Investors Service rating symbols and their meanings follows:

Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Moody’s Short Term Loan Ratings - There are three rating categories for short-term obligations, all of which define an investment grade situation. These are designated as Moody’s Investment Grade MIG 1 through MIG 3. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long- or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings.  Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer’s specific structural or credit features.

MIG1/VMIG1                                This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2                                This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3/VMIG3                                This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

Dominion Bond Rating Service Limited (“DBRS”) Bond and Long Term Debt Rating Scale.  Long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

AAA	Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

AA           Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

A	Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

BBB           Bonds rated BBB are of adequate credit quality.

BB	Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

B
Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

DBRS Commercial Paper and Short Term Debt Rating Scale.  Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner.  All three DBRS rating categories for short-term debt use “high,” “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

R-1 (high)	Short term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

R-1 (middle)	Short term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree.

R-1 (low)
Short term debt rated R-1 (low) is of satisfactory credit quality.  the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high),	Short term debt rated R-2 is of adequate credit quality and within the three subset grades,

R-2 (middle),	debt protection ranges from having reasonable ability for timely repayment to a level

R-2 (low)	which is considered only just adequate.

R-3 (high),	Short term debt rated R-3 is speculative, and within the three subset grades, the capacity

R-3 (middle),	for timely payment ranges from mildly speculative to doubtful.
R-3 (low)

Fitch Ratings.  A brief description of the applicable rating symbols and their meanings follows:

AAA           Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA           Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A           High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB           Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Short-Term Obligations. The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

TAX-FREE FUND OF COLORADO
PART C: OTHER INFORMATION

(a)	Financial Statements:

Included in Part A:

Financial Highlights

Incorporated by reference into Part B:

Report of Independent Registered Public Accounting Firm
Statement of Investments as of December 31, 2009
Statement of Assets and Liabilities as of December 31, 2009
Statement of Operations for the year ended December 31, 2009
Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008
Notes to Financial Statements

ITEM 23. Exhibits

(a)	Supplemental Declaration of Trust Amending and Restating the Declaration of Trust (i)

(b)	By-laws (x)

(c)	Instruments defining rights of shareholders

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund.

(d)	(i)	Advisory and Administration Agreement (xv)

(d)	(ii)	Sub-Advisory Agreement (xv)

(e)	(i)	Distribution Agreement (ii)

	(ii)	Anti-Money Laundering Amendment to Distribution Agreement (viii)

	(iii)	Sales Agreement (for brokerage firms) (ii)

	(iv)	Sales Agreement (for financial institutions) (ii)

	(v)	Shareholder Services Agreement (vii)

(f)		Not applicable

(g)		Custody Agreement (i)

(h)	(i)	Transfer Agency Agreement (iii)

	(ii)	Anti-Money Laundering Amendment to Transfer Agency Agreement (viii)`

	(iii)	Customer Identification Services Amendment to Transfer Agency Agreement (ix)

(i)	(i)	Opinion of Fund Counsel (xiii)

(i)	(ii)	Consent of Fund Counsel (xv)

(j)		Consent of Independent Registered Public Accounting Firm (xv)

(k)		Not applicable

(l)		Not applicable

(m)	(i)	Distribution Plan (vi)

	(ii)	Shareholder Services Plan (iii)

(n)		Plan pursuant to Rule 18f-3 under the 1940 Act (xii)

(o)		Reserved

(p)	(i)	Code of Ethics of the Registrant (xii)

	(ii)	Code of Ethics of the Manager (xii)

	(iii)	Code of Ethics of the Sub-Adviser (xi)

(i)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 10 dated April 26, 1996 and incorporated herein by reference.

(ii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 11 dated April 28, 1997 and incorporated herein by reference.

(iii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 12 dated April 28, 1998 and incorporated herein by reference.

(iv)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 14 dated April 28, 1999 and incorporated herein by reference.

(v)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 15 dated April 28, 2000 and incorporated herein by reference.

(vi)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 16 dated April 30, 2001 and incorporated herein by reference.

(vii)		Filed as an exhibit to Registrant's Post- Effective Amendment No. 17 dated April 23, 2002 and incorporated herein by reference.

(viii)		Filed as an exhibit to Registrant's Post- Effective Amendment No. 18 dated April 22, 2003 and incorporated herein by reference.

(ix)		Filed as an exhibit to Registrant's Post- Effective Amendment No. 19 dated April 22, 2004 and incorporated herein by reference.

(x)		Filed as an exhibit to Registrant's Post- Effective Amendment No. 21 dated April 29, 2005 and incorporated herein by reference.

(xi)		Filed as an exhibit to Registrant's Post- Effective Amendment No. 22 dated April 21, 2006 and incorporated herein by reference.

(xii)		Filed as an exhibit to Registrant's Post- Effective Amendment No. 23 dated April 20, 2007 and incorporated herein by reference.

(xiii)		Filed as an exhibit to Registrant's Post- Effective Amendment No. 24 dated April 29, 2008 and incorporated herein by reference.

(xiv)		Filed as an exhibit to Registrant's Post- Effective Amendment No. 25 dated April 23, 2009 and incorporated herein by reference.

(xv)		Filed herewith.

ITEM 24. Persons Controlled By Or Under Common Control With Registrant

None

ITEM 25. Indemnification

Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Supplemental Declaration of Trust Amending and Restating the Declaration of Trust, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 15 dated March 28, 1996, is incorporated herein by reference.  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business & Other Connections of Investment Adviser

The business and other connections of Aquila Investment Management LLC, the Fund's Investment Adviser and Administrator is set forth in the prospectus (Part A).  As a result of transactions completed in 2009 no individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of the Manager’s corporate parent, Aquila Management Corporation. For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management, Registrant's investment Sub-Adviser, is a registered investment adviser. For information about the business, profession, vocation, or employment of a substantial nature of the investment adviser, its directors, and its officers, reference is made to the Form ADV filed by it under the Investment Adviser's Act of 1940.

ITEM 27. Principal Underwriters

(a) Aquila Distributors, Inc. serves as principal underwriter to Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona, Aquila Rocky Mountain Equity Fund, Tax-Free Trust of Oregon and Aquila Three Peaks High Income Fund.

(b) For information about the directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c) Not applicable.

ITEM 28. Location of Accounts and Records

All such accounts, books, and other documents are maintained by the Manager, the Sub-Adviser the custodian, and the transfer agent, whose addresses appear in or on the back cover pages of the Prospectus and the Statement of Additional Information.

ITEM 29. Management Services

Not applicable.

ITEM 30. Undertakings

(a)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of April, 2010.

TAX-FREE FUND OF COLORADO
(Registrant)

By /s/ Diana P. Herrmann
Diana P. Herrmann
President

Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Diana P. Herrmann
Diana P. Herrmann	President and Trustee	04/29/10

/s/ Tucker Hart Adams
Tucker Hart Adams	Trustee	04/29/10

/s/ Ernest Calderón
Ernest Calderón	Trustee	04/29/10

/s/ Thomas A. Christopher
Thomas A. Christopher	Trustee	04/29/10

/s/ Gary C. Cornia
Gary C. Cornia	Trustee	04/29/10

/s/ Grady Gammage, Jr.
Grady Gammage, Jr.	Trustee	04/29/10

/s/ Lyle W. Hillyard
Lyle W. Hillyard	Trustee	04/29/10

/s/ John C. Lucking
John C. Lucking	Trustee	04/29/10

/s/ Anne J. Mills
Anne J. Mills	Trustee	04/29/10

/s/ Joseph P. DiMaggio
Joseph P. DiMaggio	Chief Financial Officer and Treasurer	04/29/10

TAX-FREE FUND OF COLORADO

Exhibit List

(d) (i)	Advisory and Administration Agreement

(d) (ii)	Sub-Advisory Agreement

(i) (ii)	Consent of Fund Counsel

(j)	Consent of Independent Registered Public Accounting Firm